SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED SEPTEMBER 8, 2005

$[853,750,000] (Approximate)

GMAC RFC (GRAPHIC OMITTED)

HOME EQUITY LOAN-BACKED TERM NOTES,

SERIES 2005-HS1

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
Depositor

RESIDENTIAL FUNDING CORPORATION

Seller and Master Servicer

SEPTEMBER 8, 2005

CREDIT SUISSE FIRST BOSTON (GRAPHIC OMITTED)

RBS GREENSHICH CAPITAL (GRAPHIC OMITTED)

Co-Lead Underwriters

Disclaimer

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates. The Information contained herein is preliminary and subject to completion or change. The information in this communication supersedes information contained in any prior similar communication relating to these securities. The Information does not include all of the information required to be included in the final prospectus relating to the securities. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the securities should read the base prospectus and the prospectus supplement and other relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the securities discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Commission. Prospective purchasers are urged to review the final prospectus and prospectus supplement relating to the securities ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained without charge by contacting the CSFB trading desk at 212-325-8549 or from the Commission's website.

This communication is not an offer to sell or a solicitation of an offer to buy the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

RFMSII Home Equity Loan-Backed Term Notes,

Series 2005-HS1

$853,750,000(Approximate)

Characteristics of the Certificates (a)(b)(c)(d)(e)

Class	Amount ($)	Ratings (S&P/Moody's)	Bond Type	Interest Accrual Basis	Expected WAL (yrs) Call / Mat	Principal Lockout/Window Call / Mat	Expected Maturity To Call	Final Scheduled Maturity Date
A-I-1	312,130,000	AAA / Aaa	SEQ - FLT	Actual / 360	0.90 / 0.90	1 - 22 / 1 - 22	July 25, 2007	July 25, 2020
A-I-2	47,429,000	AAA / Aaa	SEQ	30 / 360	2.00 / 2.00	22 - 27 / 22 - 27	December 25, 2007	July 25, 2020
A-I-3	100,844,000	AAA / Aaa	SEQ	30 / 360	3.00 / 3.00	27 - 50 / 27 - 50	November 25, 2009	December 25, 2022
A-I-4(c)	34,597,000	AAA / Aaa	SEQ	30 / 360	4.83 / 5.76	50 - 61 / 50 - 139	October 25, 2010	August 25, 2035
A-I-5	55,000,000	AAA / Aaa	NAS	30 / 360	4.72 / 5.89	37 - 61 / 37 - 137	October 25, 2010	August 25, 2035
A-II	303,750,000	AAA / Aaa	Pass Through	Actual / 360	3.20 / 3.30	1 - 104 / 1 - 177	May 25, 2014	September 25, 2035
Grand Total	$853,750,000

Notes:

  Class sizes subject to a variance of +/-5.0%.
  The WAL and Payment Windows are shown to the related optional redemption date (as described herein) and to maturity. Loan Group I prepayment speed: 100% PPC which is defined as 15% CPR building to 40% CPR over the first 12 months, remaining at 40% CPR through month 24 and then decreasing to 35% at month 36 remaining constant at 35% CPR thereafter.
  Loan Group II prepayment speed: 35% CPR, 15% Draw Rate.
  The Interest Rate for the Class A-I-4 Notes will increase by 0.50%, subject to the Group I Net WAC Rate, on the second Payment Date following the first possible optional redemption date for the Group I Loans.
  The expected maturity date is run at the pricing speed to call
  For the Class A-I-1, A-I-2 and A-I-3 Notes, the final scheduled maturity date will be calculated assuming no prepayments, losses or delinquencies on the home equity mortgage loans, no termination of the Trust with respect to either loan group on the related optional redemption date, a required overcollateralization amount of $0, and no excess interest on any Payment Date. For all other Notes, the final scheduled maturity date is the Payment Date in the month following the latest maturing home equity mortgage loan in the related loan group.

Depositor: Residential Funding Mortgage Securities II, Inc.

Issuer: Home Equity Loan Trust 2005-HS1.

Seller and

Master Servicer: Residential Funding Corporation, an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: HomeComings Financial Network, Inc., an affiliate of the Depositor.

Advances: There is no required advancing of delinquent principal or interest on the home equity mortgage loans by the Master Servicer, the Subservicer, the Indenture Trustee, the Owner Trustee, the Credit Enhancer or any other entity.

Co-Lead Underwriters: Credit Suisse First Boston LLC and Greenwich Capital Markets, Inc.

Co-Underwriter: Residential Funding Securities Corporation and Banc of America Securities LLC.

Indenture Trustee: JPMorgan Chase Bank.

Owner Trustee: Wilmington Trust Company.

Rating Agencies: Standard and Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") will rate the Offered Notes.

Credit Enhancer: Financial Guaranty Insurance Company ("FGIC"), rated Aaa by Moody's and AAA by S&P.

Offered Notes: $312,130,000 adjustable-rate Class A-I-1 Notes and $237,870,000 fixed-rate Class A-I-2 through Class A-I-5 Notes (together, the "Class I Notes"), are being issued concurrently with $303,750,000 of adjustable-rate Class A-II Notes. The Class I Notes are primarily backed by closed-end fixed-rate home equity mortgage loans (the "Group I Loans" or "HELs") and the Class A-II Notes are primarily backed by adjustable-rate home equity revolving lines of credit (the "Group II Loans" or "HELOCs"). The HELs and HELOCs are referred to collectively as the "home equity mortgage loans." The Class I Notes and Class A-II Notes (together the "Offered Notes" ) will be offered by the prospectus supplement.

Variable Funding Notes: The trust will also issue Class A-II Variable Funding Notes primarily backed by the Group II Loans (the "Variable Funding Notes"). These Variable Funding Notes will not be offered by the prospectus supplement.

The Variable Funding Notes, together with the Class A-II Notes, are referred to as the "Class II Notes" and the Class II Notes together with the Class I Notes are referred to as the "Notes."

Federal Tax Status: The Class I Notes will be designated as REMIC regular interests for tax purposes. The Class II Notes will be characterized as indebtedness.

Form of Registration: The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System in same day funds.

Minimum Denominations: The Offered Notes will be made available in minimum denominations of $100,000.

Cut-off Date: September 1, 2005.

Statistical Cut-off Date: August 17, 2005.

Expected Pricing Date: On or about September 12, 2005.

Expected Closing Date: On or about September 23, 2005.

Payment Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in October 2005.

Accrued Interest: The price to be paid by investors for the Class A-I-1 Notes and the Class A-II Notes will not include accrued interest (settling flat). The price to be paid by investors for the Class A-I-2 Notes, Class A-I-3 Notes, Class A-I-4 Notes and Class A-I-5 Notes will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (22 days).

ERISA Eligibility: The Offered Notes may be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Notes.

SMMEA Eligibility: The Offered Notes will not be SMMEA eligible.

Optional Redemption: With respect to the Group I Loans and Group II Loans, the Master Servicer will have the option to purchase all of the remaining home equity mortgage loans in such loan group or all of the related Notes on the Payment Date on which the aggregate principal balance of the home equity mortgage loans in such loan group after applying payments received in the related collection period falls below or is equal to 10% of their original aggregate principal balance as of the Cut-off Date. An optional redemption effected with respect to Group I Loans or Group II Loans will not require an optional redemption to be effected in the other group.

Pricing Prepayment Speed: The Offered Notes will be priced based on the following collateral prepayment assumptions:

Group I Loans: 15% CPR building approximately 2.27% per month for 12 months to 40% CPR, remaining at 40% CPR for 12 months and then decreasing approximately 0.42% per month for 12 months to 35% CPR and remaining constant at 35% CPR thereafter.

Group II Loans 35% CPR, 15% Draw Rate.

Collateral Description: The home equity mortgage loans will be divided into the Group I Loans (fixed-rate, closed-end HELs) and Group II Loans (adjustable-rate, revolving HELOCs). The information below regarding each loan group is based on a preliminary pool of assets. The weighted average characteristics of the final pools are not expected to materially change at closing.

The "Group I Loans" are comprised of 9,157 fixed-rate, closed-end home equity loans totaling $391,839,388.73 as of the Statistical Cut-off Date, secured primarily by second liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group I Loans as of the Cut-off Date is expected to be approximately $[550,000,000].

The "Group II Loans" are comprised of 5,735 adjustable-rate, revolving home equity lines of credit totaling $262,098,319.40 as of the Statistical Cut-off Date, secured primarily by second liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group II Loans as of the Cut-off Date is expected to be approximately $[300,000,000].

Interest Accrual Period: Class A-I-1 and Class II Notes: from and including the preceding Payment Date (or, for the first distribution period, the Closing Date) to but excluding the related Payment Date on an actual/360 basis.

Classes A-I-2 through A-I-5 Notes: calendar month preceding the related Payment Date on a 30/360 basis.

Payment Delay: For the Class A-I Notes (other than the Class A-I-1 Notes): 24 days. For the Class A-I-1 Notes and the Class A-II Notes: 0 days.

Class I Notes: The "Class A-I-1 Interest Rate" will be equal to the lesser of (a) 1-mo. LIBOR plus [ ]% per annum and (b) the Group I Net WAC Rate.

The Interest Rates for Class A-I-2 through Class A-I-5 Notes will be equal to the lesser of (a) the related fixed-rate coupon for each Class or (b) the Group I Net WAC Rate.

Any interest shortfalls due to the Group I Net WAC Rate (the "Group I Net WAC Cap Shortfalls") or prepayment interest shortfalls will carry forward with interest at the related interest rate for such Class I Note and will be reimbursed by excess interest from Loan Group I to the extent available. Any Relief Act shortfalls on the Group I Loans will be allocated to the Class I Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of Excess Interest available for that purpose.

Step-up Coupon: The Interest Rate for the Class A-I-4 Notes will increase by 0.50%, subject to the Group I Net WAC Rate, on the second Payment Date following the first possible optional redemption date for the Group I Loans.

Class II Notes: The "Class A-II Interest Rate" will be equal to the least of (a) 1-mo. LIBOR plus [ ]% per annum, (b) [17.25]% per annum, and (c) the Group II Net WAC Rate. Any interest shortfalls on the Class II Notes due to the Group II Net WAC Rate (the "Group II Net WAC Cap Shortfalls") will carry forward with interest at the Class A-II Interest Rate and will be reimbursed by excess interest from Loan Group II to the extent available. Any Relief Act shortfalls with respect to the Group II Loans will be allocated to the Class A-II Notes and Class A-II Variable Funding Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions and will be repaid in the current period only, to the extent of excess interest available for that purpose.

Net Mortgage

Rate: The "Net Mortgage Rate" for any home equity mortgage loan equals the mortgage rate minus (a) the master servicing fee, (b) the subservicing fee and (c) the rate at which the related policy premium is paid.

Net WAC Rate: The "Net WAC Rate" will be equal to:

      With respect to the Class I Notes, the weighted average of the Net Mortgage Rates of the Group I Loans (adjusted in the case of the Class A-I-1 Notes to an effective rate reflecting the accrual of interest on an actual/360 basis) (the "Group I Net WAC Rate").

      With respect to the Class II Notes, the weighted average of the Net Mortgage Rates of the Group II Loans adjusted to an effective rate reflecting the accrual of interest on an actual /360 basis (the "Group II Net WAC Rate").

Net WAC Cap Shortfall: On any Payment Date and with respect to any class of Notes, the excess, if any, of (x) interest that would have accrued on such Notes at the applicable note rate without application of the related Net WAC Rate over (y) interest accrued thereon at the related Net WAC Rate.

Group I Policy and

Group II Policy: Group I:

The Group I financial guaranty insurance policy (the "Group I Policy") will provide 100% coverage of timely interest, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class I Notes. The Group I Policy will not cover any prepayment interest shortfalls or Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Net WAC Rate applicable to the Class I Notes and is for the benefit of the Class I Noteholders only.

Group II:

The Group II financial guaranty insurance policy (the "Group II Policy") will provide 100% coverage of timely interest, principal portions of any allocated realized losses, and ultimate payment of principal by the stated final maturity date for the Class II Notes. The Group II Policy will not cover any Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Net WAC Rate applicable to the Class II Notes and is for the benefit of the Class II Noteholders only.

Credit Enhancement: Class I Notes:

    Group I excess interest,
    Overcollateralization,
    Group I Policy and
    Limited cross-collateralization.

Class II Notes:
    Group II excess interest,
    Overcollateralization,
    Group II Policy and
    Limited cross-collateralization.

Excess Interest: Because the mortgagors are expected to pay more interest on the home equity mortgage loans than is necessary to pay interest on the Notes, along with fees and expenses of the trust each month, there may be excess interest. On each Payment Date this excess interest from the related loan group may be used to protect the Notes against most types of losses by making an additional payment of principal up to the amount of the losses. Excess interest from the non-related loan group may also be available to cover some of these losses.

Overcollateralization: Group I:

On the Closing Date, the initial Overcollateralization Amount for the Group I Loans will be equal to zero. Group I Excess Interest from the Group I Loans will be applied, to the extent not used to cover current or previously unpaid losses, pay the premium to the Credit Enhancer on the Group I Policy or reimburse the Credit Enhancer for prior draws on the Group I Policy, to make accelerated payments of principal to the Class I Notes then entitled to receive payments of principal, until the principal balance of the Group I Loans exceeds the aggregate Note Balance of the Group I Notes by a specified amount. This excess represents Overcollateralization. Initially, the Group I Required Overcollateralization Amount will be equal to [2.10]% of the aggregate principal balance of the Group I Loans as of the Cut-off Date. The Group I Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

Group II:

On the Closing Date, the principal amount of the Class II Notes issued will exceed the principal balance of the Group II Loans by approximately [1.25]%. Beginning on the first Payment Date, any Group II Excess Interest not used to cover current or previously unpaid losses, pay the premium to the Credit Enhancer on the Group II Policy or reimburse the Credit Enhancer for prior draws on the Group II Policy, will be paid as principal to the Class II Notes to reduce the initial undercollateralization to zero and to ultimately build to the initial Group II Required Overcollateralization Amount of [1.40]% of the aggregate principal balance of the Group II Loans as of the Cut-off Date. The Group II Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

Group I Required

Overcollateralization

Amount: With respect to any Payment Date prior to the Group I Stepdown Date, the "Group I Required Overcollateralization Amount" will equal [2.10]% of the aggregate balance of the Group I Loans as of the Cut-off Date. With respect to any Payment Date on or after the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal the lesser of (a) the initial Group I Required Overcollateralization Amount and (b) [4.20]% of the then-current aggregate principal balance of the Group I Loans, subject to the Group I Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

Group I

Overcollateralization

Floor: An amount equal to 0.50% of the aggregate principal balance of the Group I Loans as of the Cut-off Date.

Group I Stepdown Date: The later of (a) the [April 2008] Payment Date and (b) the Payment Date on which the aggregate principal balance of the Group I Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group I Loans as of the Cut-off Date, subject to the satisfaction of certain conditions specified in the indenture.

Group II Required

Overcollateralization

Amount: With respect to any Payment Date prior to the Group II Stepdown Date, the "Group II Required Overcollateralization Amount" will equal [1.40]% of the aggregate principal balance of the Group II Loans as of the Cut-off Date. With respect to any Payment Date on or after the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal the lesser of (a) the initial Group II Required Overcollateralization Amount and (b) [2.80]% of the then-current aggregate principal balance of the Group II Loans, subject to the Group II Overcollateralization Floor and to the satisfaction of certain conditions specified in the indenture.

Group II

Overcollateralization

Floor: An amount equal to 0.50% of the aggregate principal balance of the Group II Loans as of the Cut-off Date.

Group II Stepdown Date: The later of (a) the [April 2008] Payment Date and (b) the Payment Date on which the aggregate principal balance of the Group II Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group II Loans, subject to the satisfaction of certain conditions specified in the indenture.

Priority of Distributions

for Group I:

On each Payment Date, principal and interest collections with respect to the Group I Loans and payments made under the Group I Policy will be allocated from the payment account in the following order of priority:
  To pay accrued interest due on the Class I Notes pro rata, as reduced by any prepayment interest shortfalls, Group I Net WAC Cap Shortfalls, and Group I Relief Act Shortfalls;
  To pay as principal on the Class I Notes, an amount equal to the Group I principal collection distribution amount for such Payment Date;
  To pay as principal on the Class I Notes, an amount equal to the Group I liquidation loss distribution amount for such Payment Date;
  To pay the Credit Enhancer the premium for the Group I Policy and any previously unpaid premiums for the Group I Policy, with interest;
  To reimburse the Credit Enhancer for prior draws made on the Group I Policy, other than those attributable to excess loss amounts, with interest;
  To pay as additional principal on the Class I Notes, an amount from excess interest on the Group I Loans, to bring the amount of Overcollateralization up to the Group I Required Overcollateralization Amount for such Payment Date;
  To pay the Credit Enhancer any other amounts owed to it under the insurance agreement with respect to the Group I Policy;
  To pay the Class I Notes any prepayment interest shortfalls on the Group I Loans with respect to the current period or remaining unpaid from any previous collection periods with interest;
  To pay the Class I Notes, pro rata, any current period and previously unpaid Group I Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts;
  To pay the Class I Notes current period Relief Act shortfalls with respect to the Group I Loans;
  To pay principal on the Class II Notes, pro rata, any current period special hazard, bankruptcy and fraud loss to the extent not covered by current period collections on the Group II Loans; and
  To pay any remaining amounts to the certificateholders.

Priority of Distributions
for Group II:

On each Payment Date, principal and interest collections with respect to the Group II Loans and payments made under the Group II Policy will be allocated from the payment account in the following order of priority:

  To pay accrued interest on the Class A-II Notes and the Class A-II Variable Funding Notes, pro rata, as reduced by any Group II Net WAC Cap Shortfalls or Group II Relief Act Shortfalls;
  To pay principal on the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, an amount equal to the Group II principal collection distribution amount for that Payment Date;
  To pay as principal on the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, an amount equal to the Group II liquidation loss distribution amount for such Payment Date;
  To pay the Credit Enhancer the premium for the Group II Policy and any previously unpaid premiums for the Group II Policy, with interest;
  To reimburse the Credit Enhancer for certain prior draws made on the Group II Policy, other than those attributable to excess loss amounts, with interest;
  To pay principal on the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, an amount from excess interest on the Group II Loans, to bring the amount of Overcollateralization up to the Group II Required Overcollateralization Amount for that Payment Date;
  To pay the Credit Enhancer any other amounts owed to it under the insurance agreement with respect to the Group II Policy;
  To pay the Class A-II Notes and Class A-II Variable Funding Notes, pro rata, any current period and previously unpaid Group II Net WAC Cap Shortfalls, with interest, based on the related shortfall amounts from collections relating to the Group II Loans;
  To pay the holders of the Class A-II Notes and Class A-II Variable Funding Notes current period Relief Act shortfalls with respect to the Group II Loans;
  To pay principal on the Class I Notes any current period special hazard, bankruptcy and fraud loss to the extent not covered by current period collections on the Group I Loans; and
  To pay any remaining amounts to the certificateholders.

Principal Distributions: Group I:

Amounts distributable as principal on the Class I Notes on each Payment Date will be distributed first, to the holders of the Class A-I-5 Notes based on the Lockout Distribution Percentage of the Group I principal distribution amount, until the principal balance of the Class A-I-5 Notes has been reduced to zero; second, to the holders of the Class A-I-1 Notes, until the principal balance of the Class A-I-1 Notes has been reduced to zero; third, to the holders of the Class A-I-2 Notes, until the principal balance of the Class A-I-2 Notes has been reduced to zero; fourth, to the holders of the Class A-I-3 Notes, until the principal balance of the Class A-I-3 Notes has been reduced to zero; fifth, to the holders of the Class A-I-4 Notes, until the principal balance of the Class A-I-4 Notes has been reduced to zero; and sixth, to the holders of the Class A-I-5 Notes, until the principal balance of the Class A-1-5 Notes has been reduced to zero..

Group II:

On each Payment Date, the Group II principal distribution amount for the related Class A-II Notes and Variable Funding Notes will be distributed to the related Class A-II Notes and Variable Funding Notes pro rata and will equal:

(a) Net Principal Collections from Loan Group II, if the Payment Date is during the Revolving Period and an amortization event has not occurred; or

(b) Principal collections from Loan Group II, if the Payment Date is after the Revolving Period or an amortization event has occurred.

Lockout

Distribution Percentage: For the Class A-I-5 Notes and any Payment Date, the indicated percentage of the Lockout Note Percentage for such Payment Date:

Payment Date Occurring In

October 2005 through September 2008 0%

October 2008 through September 2010 45%

October 2010 through September 2011 80%

October 2011 through September 2012 100%

October 2012 and thereafter 300%

Lockout Note Percentage: For the Class A-I-5 Notes and any Payment Date, the percentage equal to the aggregate principal balance of the Class A-I-5 Notes immediately prior to such Payment Date divided by the aggregate principal balance of the Class I Notes immediately prior to such Payment Date.

Net Principal Collections: With respect to Loan Group II and on any Payment Date, the excess, if any, of (x) principal collections with respect to Loan Group II for such Payment Date over (y) the aggregate amount of additional balances for such loan group accumulated during the related collection period and conveyed to the trust.

Revolving Period: The period commencing on the Closing Date and ending on [September 30, 2010].

Class A-I Sensitivity Analysis
To 10% Call

Prepayment Assumptions	0 PPC	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Class A-I-1
Average Life (Years)	11.12	1.69	1.16	0.90	0.74	0.63	0.55
Modified Duration (Years)	8.70	1.61	1.12	0.88	0.72	0.62	0.54
First Principal Pmt Date	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date	7/25/2020	8/25/2009	2/25/2008	7/25/2007	2/25/2007	11/25/2006	9/25/2006
Principal Window (Months)	178	47	29	22	17	14	12
Class A-I-2
Average Life (Years)	14.84	4.47	2.78	2.00	1.57	1.29	1.08
Modified Duration (Years)	10.53	3.96	2.56	1.87	1.49	1.22	1.04
First Principal Pmt Date	7/25/2020	8/25/2009	2/25/2008	7/25/2007	2/25/2007	11/25/2006	9/25/2006
Last Principal Pmt Date	7/25/2020	10/25/2010	11/25/2008	12/25/2007	6/25/2007	2/25/2007	11/25/2006
Principal Window (Months)	1	15	10	6	5	4	3
Class A-I-3
Average Life (Years)	14.84	7.82	4.47	3.00	2.19	1.74	1.42
Modified Duration (Years)	10.48	6.36	3.93	2.74	2.04	1.63	1.35
First Principal Pmt Date	7/25/2020	10/25/2010	11/25/2008	12/25/2007	6/25/2007	2/25/2007	11/25/2006
Last Principal Pmt Date	7/25/2020	5/25/2016	5/25/2012	11/25/2009	8/25/2008	11/25/2007	6/25/2007
Principal Window (Months)	1	68	43	24	15	10	8
Class A-I-4
Average Life (Years)	14.84	10.67	7.06	4.83	3.41	2.42	1.90
Modified Duration (Years)	10.09	7.99	5.77	4.17	3.05	2.22	1.77
First Principal Pmt Date	7/25/2020	5/25/2016	5/25/2012	11/25/2009	8/25/2008	11/25/2007	6/25/2007
Last Principal Pmt Date	7/25/2020	5/25/2016	10/25/2012	10/25/2010	7/25/2009	7/25/2008	10/25/2007
Principal Window (Months)	1	1	6	12	12	9	5
Class A-I-5
Average Life (Years)	12.07	7.02	5.95	4.72	3.76	2.92	2.24
Modified Duration (Years)	8.78	5.74	5.02	4.12	3.36	2.66	2.07
First Principal Pmt Date	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	7/25/2008	10/25/2007
Last Principal Pmt Date	7/25/2020	5/25/2016	10/25/2012	10/25/2010	7/25/2009	8/25/2008	12/25/2007
Principal Window (Months)	142	92	49	25	10	2	3

Class A-I Sensitivity Analysis
To Maturity

Prepayment Assumptions	0 PPC	50 PPC	75 PPC	100 PPC	125 PPC	150 PPC	175 PPC
Class A-I-1
Average Life (Years)	11.12	1.69	1.16	0.90	0.74	0.63	0.55
Modified Duration (Years)	8.70	1.61	1.12	0.88	0.72	0.62	0.54
First Principal Pmt Date	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date	7/25/2020	8/25/2009	2/25/2008	7/25/2007	2/25/2007	11/25/2006	9/25/2006
Principal Window (Months)	178	47	29	22	17	14	12
Class A-I-2
Average Life (Years)	14.84	4.47	2.78	2.00	1.57	1.29	1.08
Modified Duration (Years)	10.53	3.96	2.56	1.87	1.49	1.22	1.04
First Principal Pmt Date	7/25/2020	8/25/2009	2/25/2008	7/25/2007	2/25/2007	11/25/2006	9/25/2006
Last Principal Pmt Date	7/25/2020	10/25/2010	11/25/2008	12/25/2007	6/25/2007	2/25/2007	11/25/2006
Principal Window (Months)	1	15	10	6	5	4	3
Class A-I-3
Average Life (Years)	14.92	7.94	4.47	3.00	2.19	1.74	1.42
Modified Duration (Years)	10.52	6.43	3.93	2.74	2.04	1.63	1.35
First Principal Pmt Date	7/25/2020	10/25/2010	11/25/2008	12/25/2007	6/25/2007	2/25/2007	11/25/2006
Last Principal Pmt Date	6/25/2022	12/25/2017	5/25/2012	11/25/2009	8/25/2008	11/25/2007	6/25/2007
Principal Window (Months)	24	87	43	24	15	10	8
Class A-I-4
Average Life (Years)	20.38	14.17	10.22	5.76	3.44	2.42	1.90
Modified Duration (Years)	12.21	9.77	7.66	4.80	3.08	2.22	1.77
First Principal Pmt Date	6/25/2022	12/25/2017	5/25/2012	11/25/2009	8/25/2008	11/25/2007	6/25/2007
Last Principal Pmt Date	7/25/2030	7/25/2020	7/25/2020	4/25/2017	12/25/2009	7/25/2008	10/25/2007
Principal Window (Months)	98	32	99	90	17	9	5
Class A-I-5
Average Life (Years)	12.07	7.08	6.33	5.89	5.05	3.96	2.98
Modified Duration (Years)	8.78	5.77	5.27	4.95	4.34	3.50	2.70
First Principal Pmt Date	10/25/2008	10/25/2008	10/25/2008	10/25/2008	10/25/2008	7/25/2008	10/25/2007
Last Principal Pmt Date	7/25/2020	7/25/2020	7/25/2020	2/25/2017	7/25/2014	7/25/2012	1/25/2011
Principal Window (Months)	142	142	142	101	70	49	40

Class A-II Sensitivity Analysis Table
To 10% Call

Weighted Average Life	Draw	0 CPR	25 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR
Average Life (Years)	0%	15.63	3.07	2.49	2.07	1.76	1.51	1.30
Modified Duration (Years)		11.42	2.77	2.29	1.93	1.65	1.43	1.24
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		9/25/2028	9/25/2013	3/25/2012	2/25/2011	4/25/2010	8/25/2009	1/25/2009
Principal Window (Months)		276	96	78	65	55	47	40
Average Life (Years)	10%	15.66	4.40	3.41	2.72	2.21	1.83	1.54
Modified Duration (Years)		11.44	3.83	3.05	2.48	2.05	1.72	1.46
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		11/25/2028	12/25/2017	11/25/2014	11/25/2012	6/25/2011	6/25/2010	9/25/2009
Principal Window (Months)		278	147	110	86	69	57	48
Average Life (Years)	15%	15.66	5.32	4.08	3.20	2.55	2.08	1.71
Modified Duration (Years)		11.44	4.56	3.59	2.88	2.34	1.93	1.61
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		11/25/2028	6/25/2020	3/25/2017	5/25/2014	5/25/2012	2/25/2011	2/25/2010
Principal Window (Months)		278	177	138	104	80	65	53
Average Life (Years)	20%	15.66	6.46	4.93	3.81	3.00	2.39	1.93
Modified Duration (Years)		11.44	5.47	4.28	3.39	2.72	2.21	1.81
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		11/25/2028	6/25/2020	6/25/2020	8/25/2016	10/25/2013	12/25/2011	9/25/2010
Principal Window (Months)		278	177	177	131	97	75	60
Average Life (Years)	25%	15.66	8.03	6.00	4.60	3.58	2.82	2.24
Modified Duration (Years)		11.44	6.73	5.15	4.03	3.20	2.57	2.07
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		11/25/2028	3/25/2021	6/25/2020	6/25/2020	12/25/2015	4/25/2013	7/25/2011
Principal Window (Months)		278	186	177	177	123	91	70

Class A-II Sensitivity Analysis Table
To Maturity

Weighted Average Life	Draw	0 CPR	25 CPR	30 CPR	35 CPR	40 CPR	45 CPR	50 CPR
Average Life (Years)	0%	15.86	3.32	2.71	2.25	1.91	1.64	1.42
Modified Duration (Years)		11.51	2.94	2.44	2.07	1.77	1.53	1.34
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		1/25/2035	6/25/2020	5/25/2020	12/25/2017	1/25/2016	8/25/2014	5/25/2013
Principal Window (Months)		352	177	176	147	124	107	92
Average Life (Years)	10%	15.88	4.48	3.54	2.86	2.36	1.97	1.67
Modified Duration (Years)		11.52	3.88	3.14	2.58	2.16	1.83	1.56
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		2/25/2035	3/25/2023	6/25/2020	6/25/2020	8/25/2018	6/25/2016	10/25/2014
Principal Window (Months)		353	210	177	177	155	129	109
Average Life (Years)	15%	15.88	5.33	4.14	3.30	2.67	2.20	1.84
Modified Duration (Years)		11.52	4.57	3.63	2.95	2.43	2.03	1.72
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		2/25/2035	1/25/2025	2/25/2022	6/25/2020	6/25/2020	10/25/2017	10/25/2015
Principal Window (Months)		353	232	197	177	177	145	121
Average Life (Years)	20%	15.88	6.47	4.93	3.86	3.08	2.50	2.06
Modified Duration (Years)		11.52	5.48	4.28	3.42	2.78	2.29	1.91
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		2/25/2035	9/25/2026	10/25/2023	3/25/2021	6/25/2020	7/25/2019	12/25/2016
Principal Window (Months)		353	252	217	186	177	166	135
Average Life (Years)	25%	15.88	8.05	6.01	4.60	3.61	2.88	2.33
Modified Duration (Years)		11.52	6.73	5.15	4.04	3.22	2.61	2.15
First Principal Pmt Date		10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005	10/25/2005
Last Principal Pmt Date		2/25/2035	3/25/2028	7/25/2025	11/25/2022	7/25/2020	6/25/2020	8/25/2018
Principal Window (Months)		353	270	238	206	178	177	155

Class A-I-1 Net WAC Rate Schedule
Period	Payment Date	Net WAC Rate (%)(1)
1	10/25/2005	6.708
2	11/25/2005	6.925
3	12/25/2005	7.156
4	1/25/2006	6.926
5	2/25/2006	6.926
6	3/25/2006	7.668
7	4/25/2006	6.927
8	5/25/2006	7.158
9	6/25/2006	6.927
10	7/25/2006	7.159
11	8/25/2006	6.928
12	9/25/2006	6.928
13	10/25/2006	7.159
14	11/25/2006	6.929
15	12/25/2006	7.160
16	1/25/2007	6.929
17	2/25/2007	6.929
18	3/25/2007	7.672
19	4/25/2007	6.930
20	5/25/2007	7.161
21	6/25/2007	6.930
22	7/25/2007	7.162

      Run at the pricing speed to call.

Group A-II Net WAC Rate Schedule
Period	Payment Date	Net WAC Rate (%)(1)	Period	Payment Date	Net WAC Rate (%)(1)	Period	Payment Date	Net WAC Rate (%)(1)
1	10/25/2005	5.311	36	9/25/2008	7.767	71	8/25/2011	7.763
2	11/25/2005	7.761	37	10/25/2008	8.026	72	9/25/2011	7.762
3	12/25/2005	8.021	38	11/25/2008	7.767	73	10/25/2011	8.021
4	1/25/2006	7.762	39	12/25/2008	8.026	74	11/25/2011	7.762
5	2/25/2006	7.763	40	1/25/2009	7.767	75	12/25/2011	8.020
6	3/25/2006	8.595	41	2/25/2009	7.767	76	1/25/2012	7.761
7	4/25/2006	7.764	42	3/25/2009	8.599	77	2/25/2012	7.761
8	5/25/2006	8.023	43	4/25/2009	7.767	78	3/25/2012	8.296
9	6/25/2006	7.765	44	5/25/2009	8.026	79	4/25/2012	7.761
10	7/25/2006	8.024	45	6/25/2009	7.767	80	5/25/2012	8.019
11	8/25/2006	7.765	46	7/25/2009	8.026	81	6/25/2012	7.760
12	9/25/2006	7.766	47	8/25/2009	7.767	82	7/25/2012	8.019
13	10/25/2006	8.024	48	9/25/2009	7.767	83	8/25/2012	7.760
14	11/25/2006	7.766	49	10/25/2009	8.026	84	9/25/2012	7.760
15	12/25/2006	8.025	50	11/25/2009	7.767	85	10/25/2012	8.018
16	1/25/2007	7.766	51	12/25/2009	8.026	86	11/25/2012	7.760
17	2/25/2007	7.766	52	1/25/2010	7.767	87	12/25/2012	8.018
18	3/25/2007	8.598	53	2/25/2010	7.767	88	1/25/2013	7.759
19	4/25/2007	7.766	54	3/25/2010	8.599	89	2/25/2013	7.759
20	5/25/2007	8.025	55	4/25/2010	7.767	90	3/25/2013	8.591
21	6/25/2007	7.766	56	5/25/2010	8.026	91	4/25/2013	7.759
22	7/25/2007	8.025	57	6/25/2010	7.767	92	5/25/2013	8.018
23	8/25/2007	7.766	58	7/25/2010	8.025	93	6/25/2013	7.759
24	9/25/2007	7.766	59	8/25/2010	7.766	94	7/25/2013	8.017
25	10/25/2007	8.025	60	9/25/2010	7.766	95	8/25/2013	7.759
26	11/25/2007	7.766	61	10/25/2010	8.024	96	9/25/2013	7.759
27	12/25/2007	8.025	62	11/25/2010	7.765	97	10/25/2013	8.017
28	1/25/2008	7.767	63	12/25/2010	8.024	98	11/25/2013	7.759
29	2/25/2008	7.767	64	1/25/2011	7.765	99	12/25/2013	8.017
30	3/25/2008	8.302	65	2/25/2011	7.764	100	1/25/2014	7.759
31	4/25/2008	7.767	66	3/25/2011	8.596	101	2/25/2014	7.759
32	5/25/2008	8.026	67	4/25/2011	7.764	102	3/25/2014	8.590
33	6/25/2008	7.767	68	5/25/2011	8.022	103	4/25/2014	7.758
34	7/25/2008	8.026	69	6/25/2011	7.763	104	5/25/2014	8.017
35	8/25/2008	7.767	70	7/25/2011	8.022

  Assumes Prime is at 6.50%, and is run at the pricing speed to call.

Description of the Group I Collateral

Statistical Collateral Summary

(as of the Statistical Cut-off Date)

Summary Statistics	Range (if Applicable)

Number of Loans:	9,157
Minimum	Maximum

Aggregate Current Principal Balance:	$391,839,388.73
Average Current Principal Balance:	$42,791.24	$53.28	$424,668.46

Aggregate Original Principal Balance:	$394,336,537.02
Average Original Principal Balance:	$43,063.94	$10,000.00	$425,000.00

Weighted Average Gross Loan Rate:	7.880%	5.300%	13.625%

Weighted Average Original Term (months):	193	60	360
Weighted Average Remaining Term (months):	192	55	360

Weighted Average Original Combined LTV:	92.57%	8.00%	100.00%

Weighted Average Credit Score:	726	619	839

Weighted Average Borrower DTI:	38.48%	2.00%	55.00%

Balloon Loans (% of Total) :	64.51%

Weighted Average Junior Ratio:	19.59%	2.29%	100.00%

Lien Position (1st/2nd):	0.54% / 99.46%

Geographic Distribution (Top 5):	TX	16.5%
CA	11.1%
VA	8.6%
WA	5.6%
MD	5.2%

Credit Scores as of the Date of Origination of the Group I Loans

Range of Credit Scores	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
less than 619	2	$87,031	0.02%	$43,515	97.58%	$5,174	17.81
620 - 639	167	5,786,284	1.48	34,648	88.62	4,289	19.25
640 - 659	433	17,772,801	4.54	41,046	90.42	5,290	21.72
660 - 679	855	36,732,552	9.37	42,962	93.38	5,454	20.64
680 - 699	1,383	61,885,935	15.79	44,748	93.08	5,470	20.51
700 - 719	1,256	55,808,724	14.24	44,434	92.32	6,351	20.00
720 - 739	1,347	58,845,094	15.02	43,686	93.02	5,983	19.68
740 - 759	1,260	52,274,206	13.34	41,487	93.22	6,040	18.86
760 - 779	1,252	52,808,704	13.48	42,179	93.10	6,560	18.17
780 - 799	868	36,437,249	9.30	41,978	91.59	7,087	18.47
800 or greater	334	13,400,808	3.42	40,122	89.72	6,543	19.41
Total:	9,157	$391,839,389	100.00%	$42,791	92.57%	$6,055	19.59

As of the cut-off date, the weighted average Credit Score of the Group I Loans was approximately 726.

Loan Rates of the Group I Loans
Range of Loan Rates (%)	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
5.001 - 5.500	8	$394,224	0.10%	$49,278	730	63.50%	$5,836	33.21%
5.501 - 6.000	76	3,767,179	0.96	49,568	750	78.58	7,274	24.14
6.001 - 6.500	306	16,832,418	4.30	55,008	751	81.25	9,341	21.31
6.501 - 7.000	1,422	66,118,680	16.87	46,497	746	88.69	7,546	17.97
7.001 - 7.500	1,842	75,967,078	19.39	41,242	735	91.81	6,446	17.93
7.501 - 8.000	1,981	82,895,450	21.16	41,845	729	93.63	5,495	20.14
8.001 - 8.500	1,565	64,376,260	16.43	41,135	721	95.79	4,869	19.93
8.501 - 9.000	873	37,319,714	9.52	42,749	710	96.13	5,166	20.48
9.001 - 9.500	434	16,927,477	4.32	39,003	696	95.28	4,961	20.64
9.501 - 10.000	301	12,140,195	3.10	40,333	685	95.67	5,395	21.29
10.001 - 10.500	161	7,187,943	1.83	44,646	669	97.02	7,053	22.24
10.501 - 11.000	119	5,095,172	1.30	42,817	662	97.10	4,406	21.99
11.001 - 11.500	42	1,410,601	0.36	33,586	655	97.11	3,366	21.58
11.501 - 12.000	18	921,473	0.24	51,193	649	87.81	5,076	28.83
12.001 - 12.500	5	336,145	0.09	67,229	686	95.26	7,424	25.30
12.501 - 13.000	1	36,592	0.01	36,592	783	100.00	4,127	20.00
13.001 - 13.500	2	100,861	0.03	50,431	733	95.85	6,869	26.64
13.501 - 14.000	1	11,927	0.01	11,927	636	100.00	1,096	10.43
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

As of the cut-off date, the weighted average Loan Rate of the Group I Loans was approximately 7.880% per annum.

Principal Balances of the Group I Loans
Range of Principal Balances ($)	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 25,000.00	2,271	$43,215,293	11.03%	$19,029	727	92.51%	$3,788	14.51%
25,000.01 - 50,000.00	4,460	159,861,354	40.80	35,843	725	94.22	4,496	18.08
50,000.01 - 75,000.00	1,514	91,924,542	23.46	60,716	725	92.64	5,880	20.30
75,000.01 - 100,000.00	600	52,301,362	13.35	87,169	725	90.89	7,343	23.05
100,000.01 - 125,000.00	159	17,749,506	4.53	111,632	736	90.57	8,715	23.39
125,000.01 - 150,000.00	72	9,918,468	2.53	137,756	717	89.96	9,700	25.56
150,000.01 - 175,000.00	23	3,749,108	0.96	163,005	722	91.03	14,716	23.65
175,000.01 - 200,000.00	36	7,010,376	1.79	194,733	728	83.78	16,046	27.26
200,000.01 - 225,000.00	4	868,314	0.22	217,078	728	93.78	14,485	19.13
225,000.01 - 250,000.00	7	1,700,338	0.43	242,905	716	87.38	21,771	29.61
250,000.01 - 275,000.00	1	269,789	0.07	269,789	749	80.00	14,119	18.75
275,000.01 - 300,000.00	6	1,768,826	0.45	294,804	719	80.86	27,440	25.49
300,000.01 or greater	4	1,502,113	0.38	375,528	763	81.39	30,095	24.21
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

As of the cut-off date, the average unpaid principal balance of the Group I Loans was approximately $42,791.24.

Original Combined LTV Ratios of the Group I Loans

Range of Original Combined LTV Ratios (%)	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 10.00	3	$92,794	0.02%	$30,931	796	$14,901	0.01%
10.01 - 20.00	4	113,467	0.03	28,367	683	4,218	43.92
20.01 - 30.00	11	684,901	0.17	62,264	721	8,994	44.90
30.01 - 40.00	12	557,409	0.14	46,451	743	4,093	49.16
40.01 - 50.00	32	1,856,046	0.47	58,001	737	5,318	30.93
50.01 - 60.00	71	4,550,330	1.16	64,089	725	6,372	30.96
60.01 - 70.00	141	8,097,421	2.07	57,429	716	8,742	24.20
70.01 - 75.00	133	8,166,317	2.08	61,401	727	8,109	26.40
75.01 - 80.00	271	16,910,617	4.32	62,401	723	9,064	24.07
80.01 - 85.00	345	15,434,026	3.94	44,736	722	8,690	19.84
85.01 - 90.00	2,232	82,354,363	21.02	36,897	728	7,319	15.52
90.01 - 95.00	2,268	95,704,347	24.42	42,198	729	6,016	17.89
95.01 - 100.00	3,634	157,317,351	40.15	43,290	723	4,581	21.10
Total:	9,157	$391,839,389	100.00%	$42,791	726	$6,055	19.59%

At origination, the weighted average combined LTV ratio of the Group I Loans was approximately 92.57%.

Junior Ratio of the Group I Loans

Range of Junior Ratios (%)	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income
0.01 - 5.00	67	$997,853	0.26%	$14,893	737	81.16%	$7,308
5.01 - 10.00	470	11,354,232	2.91	24,158	729	85.04	7,258
10.01 - 15.00	1,961	64,986,948	16.68	33,140	730	88.90	7,510
15.01 - 20.00	5,067	216,527,163	55.56	42,733	728	96.65	5,584
20.01 - 25.00	745	39,764,510	10.20	53,375	718	91.33	5,845
25.01 - 30.00	359	22,662,595	5.82	63,127	716	86.99	6,376
30.01 - 35.00	198	13,572,562	3.48	68,548	713	86.46	6,364
35.01 - 40.00	121	8,608,678	2.21	71,146	711	83.07	4,980
40.01 - 45.00	59	4,673,284	1.20	79,208	716	82.86	7,947
45.01 - 50.00	35	2,695,399	0.69	77,011	721	84.98	5,078
50.01 - 55.00	18	1,511,454	0.39	83,970	718	75.72	4,862
55.01 - 60.00	10	997,099	0.26	99,710	714	80.32	5,428
60.01 - 65.00	5	410,000	0.11	82,000	716	58.36	3,659
65.01 - 70.00	5	271,986	0.07	54,397	776	73.34	4,909
70.01 - 75.00	3	230,675	0.06	76,892	681	39.16	7,444
75.01 - 80.00	3	320,228	0.08	106,743	750	86.65	3,378
80.01 - 85.00	2	135,821	0.03	67,910	712	80.54	2,687
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055

The preceding table excludes Group I Loans secured by first liens on the related mortgaged property. With respect to each Group I Loan secured by a second lien on the related mortgaged property, the junior ratio is the ratio of the original principal balance of such Group I Loan to the sum of (i) the original principal balance of such Group I Loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such Group I Loan.
As of the cut-off date, the weighted average junior ratio of the Group I Loans was approximately 19.59%.

Original Term to Maturity of the Group I Loans
Range of Months	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1 - 108	32	$2,050,374	0.52%	$64,074	734	87.14%	$12,555	23.03%
109 - 169	96	3,617,112	0.92	37,678	730	78.63	6,683	27.27
170 - 180	7,987	327,430,423	83.56	40,995	726	93.29	5,862	19.15
181 - 288	528	26,788,974	6.84	50,737	718	85.84	5,587	24.64
289 - 300	450	28,086,763	7.17	62,415	732	93.08	8,223	18.75
301 or greater	64	3,865,743	0.99	60,402	709	90.74	5,854	20.39
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

As of the cut-off date, the weighted average original term to maturity of the Group I Loans was approximately 193 months.

Remaining Term to Maturity of the Group I Loans
Range of Months Remaining to Scheduled Maturity	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1 - 108	32	$2,050,374	0.52%	$64,074	734	87.14%	$12,555	23.03%
109 - 120	96	3,617,112	0.92	37,678	730	78.63	6,683	27.27
121 - 156	1	63,334	0.02	63,334	685	88.00	2,990	60.88
157 - 168	2	53,768	0.01	26,884	773	95.42	3,137	16.92
169 - 180	7,985	327,388,105	83.55	41,000	726	93.29	5,864	19.14
181 - 288	527	26,714,191	6.82	50,691	718	85.86	5,585	24.62
289 - 300	450	28,086,763	7.17	62,415	732	93.08	8,223	18.75
301 or greater	64	3,865,743	0.99	60,402	709	90.74	5,854	20.39
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

As of the cut-off date, the weighted average remaining term to maturity of the Group I Loans was approximately 192 months.

Year of Origination of the Group I Loans
Year of Origination	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
2000	1	$63,334	0.02%	$63,334	685	88.00%	$2,990	60.88%
2004	23	1,038,153	0.26	45,137	713	95.65	7,053	19.13
2005	9,133	390,737,902	99.72	42,783	726	92.57	6,053	19.59
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

Geographic Distribution of the Mortgage Properties of the Group I Loans
State	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Texas	1,852	$64,608,293	16.49%	$34,886	739	93.56%	$6,756	17.87%
California	661	43,481,090	11.10	65,781	722	87.25	6,819	19.17
Virginia	519	33,752,793	8.61	65,034	735	92.43	7,641	18.59
Washington	512	21,795,489	5.56	42,569	723	95.11	5,780	18.67
Maryland	352	20,408,621	5.21	57,979	723	90.96	7,101	20.11
Colorado	441	17,629,329	4.50	39,976	731	94.17	4,842	18.17
Georgia	472	17,508,812	4.47	37,095	717	96.77	4,608	20.02
Florida	360	16,250,659	4.15	45,141	715	90.80	6,006	23.22
Arizona	363	15,551,881	3.97	42,843	722	91.35	6,509	21.10
Oregon	286	10,418,700	2.66	36,429	733	94.90	5,218	18.69
New Jersey	205	10,325,706	2.64	50,369	727	91.95	6,120	18.32
Pennsylvania	229	8,628,410	2.20	37,679	719	94.85	4,783	21.25
Minnesota	198	8,428,069	2.15	42,566	727	90.62	4,555	22.53
Utah	227	8,391,025	2.14	36,965	723	94.56	5,816	20.17
Other	2,480	94,660,512	24.16	38,170	719	93.19	5,282	20.50
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

(1) Other includes states and the District of Columbia with under 2% concentrations individually.

Property Type of the Group I Loans
Property Type	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Single Family Residence	5,551	$235,139,175	60.01%	$42,360	723	91.61%	$5,798	20.45%
PUD Detached	2,264	99,855,287	25.48	44,106	729	93.68	6,857	18.28
Condominium	773	31,715,095	8.09	41,029	733	95.30	5,375	18.36
PUD Attached	362	15,862,617	4.05	43,819	733	94.73	5,190	18.84
Townhouse	115	5,266,977	1.34	45,800	727	92.76	7,583	17.73
Multifamily (2-4 Units)	86	3,686,268	0.94	42,864	737	90.81	7,807	17.76
Townhouse/Row House Detached	5	276,177	0.07	55,235	766	92.34	10,804	14.75
Modular	1	37,793	0.01	37,793	783	99.00	1,738	30.74
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

Purpose of the Group I Loans
Purpose	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Purchase Money	5,907	$243,266,243	62.08%	$41,183	734	95.87%	$6,090	17.60%
Cash	1,210	57,054,222	14.56	47,152	715	86.17	6,659	22.27
Debt Consolidation	1,088	51,483,119	13.14	47,319	702	88.25	4,543	26.19
Lower Rate/Reduced	769	28,666,470	7.32	37,278	718	89.73	6,929	17.74
Home Improvement	142	8,436,927	2.15	59,415	733	83.14	7,089	24.90
Texas Cash Out	31	2,480,667	0.63	80,022	736	71.88	5,997	25.42
Other	7	277,071	0.07	39,582	758	94.06	11,619	15.96
Asset Acquisition	3	174,669	0.04	58,223	701	80.69	4,873	23.12
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

Lien Priority of the Group I Loans
Lien	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1	29	$2,118,902	0.54%	$73,066	738	60.97%	$4,751	n/a
2	9,128	389,720,486	99.46	42,695	726	92.74	6,062	19.59
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

Occupancy Type of the Group I Loans
Occupancy Type	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Primary Residence	8,951	$385,269,599	98.32%	$43,042	725	92.62%	$5,923	19.65%
Second Home	104	3,273,717	0.84	31,478	759	90.22	15,898	15.00
Non-Owner Occupied	102	3,296,073	0.84	32,314	741	89.89	11,801	17.84
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

Debt-to-Income Ratios of the Group I Loans
Range of Debt-to-Income Ratios	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 5.00	8	$356,029	0.09%	$44,504	741	82.11%	$7,799	16.36%
5.01 - 10.00	12	464,329	0.12	38,694	754	86.98	9,792	17.27
10.01 - 15.00	40	1,195,534	0.31	29,888	742	86.22	9,077	20.5
15.01 - 20.00	147	5,652,225	1.44	38,451	745	89.03	15,776	19.44
20.01 - 25.00	443	16,741,570	4.27	37,791	740	91.27	9,922	19.17
25.01 - 30.00	907	36,719,784	9.37	40,485	736	90.03	8,889	19.61
30.01 - 35.00	1,539	63,649,963	16.24	41,358	730	92.01	7,616	19.37
35.01 - 40.00	2,103	90,903,398	23.2	43,226	727	93.13	5,806	19.15
40.01 - 45.00	2,482	110,327,755	28.16	44,451	720	92.89	4,664	20.04
45.01 - 50.00	1,363	60,292,631	15.39	44,235	719	94.09	3,756	19.71
50.01 - 55.00	113	5,536,171	1.41	48,993	718	94.08	3,479	20.81
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

As of the cut-off date, the weighted average debt-to-income ratio of the Group I Loans was approximately 38.48%.

Residual Income of the Group I Loans

Range of Residual Income	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Junior Ratio
less than 1,499	217	$5,090,025	1.30%	$23,456	722	94.93%	21.61%
1,500 - 1,999	560	15,254,147	3.89	27,240	722	93.75	21.10
2,000 - 2,999	1,817	58,321,301	14.88	32,098	720	94.16	21.09
3,000 - 3,999	1,998	76,084,101	19.42	38,080	721	94.24	20.28
4,000 - 4,999	1,457	62,257,372	15.89	42,730	723	93.47	19.42
5,000 - 5,999	1,023	46,914,600	11.97	45,860	727	92.42	18.96
6,000 or greater	2,085	127,917,842	32.65	61,351	733	90.25	18.58
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	19.59%

As of the cut-off date, the weighted average residual income of the mortgagors for the Group I Loans was $6,055.

Prepayment Penalty Term of the Group I Loans
Range of Prepayment Penalties	Number of Group I Loans	Cut-Off Date Principal Balance	% of Loan Group I by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
none	8,358	$355,189,573	90.65%	$42,497	727	92.83%	$6,208	19.08%
12	24	1,141,756	0.29	47,573	695	96.17	4,073	21.25
24	54	2,616,195	0.67	48,448	697	98.94	3,657	19.2
36	701	31,899,116	8.14	45,505	713	89.03	4,583	25.36
60	1	34,693	0.01	34,693	717	90	8,801	11.11
Other	19	958,057	0.24	50,424	716	95.56	7,119	18.05
Total:	9,157	$391,839,389	100.00%	$42,791	726	92.57%	$6,055	19.59%

Description of the Group II Collateral
Statistical Collateral Summary

(as of the Statistical Cut-off Date)

Summary Statistics	Range (if Applicable)
Number of Loans:	5,735

Aggregate Current Principal Balance:	$262,098,319.40
Average Current Principal Balance:	$45,701.54	$1,023.44	$600,000.00

Aggregate Original Principal Balance:	$294,525,599.20
Average Credit Limit Balance:	$51,355.82	$10,000.00	$600,000.00

Weighted Average Credit Utilization Rate:	88.99%	0.56%	101.85%

Weighted Average Mortgage Loan Rate:	6.392%
Weighted Average Gross Margin:	2.246
Weighted Average Maximum Loan Rate:	20.893%

Weighted Average Original Term (months):	223	120	360
Weighted Average Remaining Term (months):	220	96	360

Weighted Average Remaining Months to Fully Index (months):	1	0	4

Weighted Average Repayment Period:	61

Weighted Average Original Combined LTV:	89.68%	8.00%	100.00%

Weighted Average Credit Score:	722	620	819

Weighted Average Borrower DTI:	39.16%	3.00%	125.00%

Balloon Loans (% of Total):	65.95%

Weighted Average Junior Ratio:	20.61	2.18%	100.00%

Lien Position (1st/2nd)	0.96% / 99.04%

Geographic Distribution (Top 5):	CA	22.8%
FL	10.3%
AZ	6.6%
WA	6.4%
MI	6.2%

Credit Scores as of the Date of Origination of the Group II Loans

Range of Credit Scores	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
620 - 639	145	$4,547,299	1.73%	$31,361	630	85.41%	$4,490
640 - 659	288	11,840,969	4.52	41,114	650	87.85	6,124
660 - 679	560	24,878,142	9.49	44,425	669	91.64	6,626
680 - 699	1,040	45,779,565	17.47	44,019	689	90.87	6,321
700 - 719	972	45,053,499	17.19	46,351	709	90.30	7,141
720 - 739	827	38,089,224	14.53	46,057	729	92.08	6,087
740 - 759	730	33,622,952	12.83	46,059	749	90.55	6,854
760 - 779	681	32,258,365	12.31	47,369	769	87.56	7,408
780 - 799	380	19,891,396	7.59	52,346	789	84.21	8,500
800 or greater	112	6,136,909	2.34	54,794	806	85.76	8,029
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824

As of the cut-off date, the weighted average Credit Score of the Group II Loans was approximately 722.

Credit Limit Utilization Rates of the Group II Loans
Range of Loan Rates	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 10.00	98	$353,461	0.13%	$3,607	731	79.88%	$6,384	28.08%
10.01 - 20.00	114	1,229,068	0.47	10,781	736	78.96	8,720	25.28
20.01 - 30.00	89	1,510,528	0.58	16,972	735	73.58	7,236	27.27
30.01 - 40.00	87	1,771,238	0.68	20,359	727	78.46	7,095	21.41
40.01 - 50.00	93	2,807,542	1.07	30,189	728	79.50	6,994	22.95
50.01 - 60.00	96	3,373,283	1.29	35,138	717	78.39	10,604	24.53
60.01 - 70.00	95	3,748,566	1.43	39,459	721	82.74	6,778	25.50
70.01 - 80.00	101	3,754,985	1.43	37,178	726	81.83	6,412	21.72
80.01 - 90.00	151	6,324,649	2.41	41,885	728	82.44	5,624	25.09
90.01 - 100.00	4,804	236,855,189	90.37	49,304	721	92.09	6,796	19.61
100.01 - 110.00	7	369,811	0.14	52,830	674	88.08	5,132	20.81
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

As of the cut-off date, the weighted average credit utilization rate based on the credit limits of the Group II Loans was approximately 88.99%.

Credit Limit of the Group II Loans
Range of Credit Limits ($)	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1 - 25,000	1,110	$19,692,335	7.51%	$17,741	714	90.31%	$3,895	13.90%
25,001 - 50,000	2,503	86,170,305	32.88	34,427	717	92.18	4,556	17.33
50,001 - 75,000	1,147	65,145,581	24.86	56,796	719	92.06	5,967	19.52
75,001 - 100,000	642	47,539,787	18.14	74,050	723	87.49	8,210	23.17
100,001 - 125,000	128	13,222,993	5.05	103,305	730	91.10	8,238	23.36
125,001 - 150,000	89	10,529,857	4.02	118,313	733	85.88	10,717	28.22
150,001 - 175,000	28	4,131,499	1.58	147,554	739	89.38	11,485	26.92
175,001 - 200,000	64	9,567,888	3.65	149,498	741	75.75	15,543	31.06
200,001 - 225,000	7	1,404,650	0.54	200,664	749	85.07	9,033	35.21
225,001 - 250,000	9	1,652,380	0.63	183,598	728	85.02	11,408	33.72
275,001 - 300,000	2	473,800	0.18	236,900	791	64.50	20,564	53.68
300,001 or greater	6	2,567,244	0.98	427,874	765	71.10	31,746	30.87
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

As of the cut-off date, the total credit limit of the Group II Loans was approximately $294,525,599.20.

Loan Rates of the Group II Loans
Range of Loan Rates	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
3.501 - 4.000	1	$23,325	0.01%	$23,325	759	100.00%	$3,826	20.00%
4.001 - 4.500	7	399,467	0.15	57,067	697	61.42	5,711	14.55
4.501 - 5.000	2,077	93,409,196	35.64	44,973	719	88.61	6,717	19.92
5.001 - 5.500	1,145	52,148,662	19.90	45,545	717	89.96	6,839	20.52
5.501 - 6.000	126	5,159,870	1.97	40,951	720	89.93	5,299	21.02
6.001 - 6.500	136	7,232,311	2.76	53,179	741	78.63	6,541	28.48
6.501 - 7.000	248	11,777,477	4.49	47,490	740	81.08	7,310	24.86
7.001 - 7.500	319	15,073,336	5.75	47,252	735	86.90	9,118	22.59
7.501 - 8.000	412	19,477,853	7.43	47,276	726	92.17	7,378	19.59
8.001 - 8.500	429	18,853,991	7.19	43,949	734	93.70	6,846	19.12
8.501 - 9.000	313	14,431,205	5.51	46,106	724	95.68	6,275	19.79
9.001 - 9.500	231	10,435,192	3.98	45,174	711	95.96	6,074	19.39
9.501 - 10.000	141	6,780,063	2.59	48,086	706	97.05	5,909	19.74
10.001 - 10.500	97	4,478,012	1.71	46,165	684	97.63	5,377	19.28
10.501 - 11.000	34	1,660,722	0.63	48,845	682	96.58	5,217	19.60
11.001 - 11.500	14	501,578	0.19	35,827	673	94.68	5,278	14.79
11.501 - 12.000	2	104,400	0.04	52,200	671	93.13	5,819	13.79
12.001 - 12.500	1	67,500	0.03	67,500	658	87.00	5,476	16.67
13.501 - 14.000	1	1,159	0.01	1,159	803	19.00	2,191	0.00
14.001 - 14.500	1	83,000	0.03	83,000	692	75.00	9,261	13.11
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

As of the cut-off date, the weighted average Loan Rate of the Group II Loans was approximately 6.392% per annum.

Maximum Loan Rates of the Group II Loans
Maximum Loan Rates	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.000	3	$157,300	0.06%	$52,433	676	91.21%	$5,288	37.72%
10.000	7	171,156	0.07	24,451	722	75.63	6,941	22.03
11.950	6	257,091	0.10	42,849	752	93.53	5,009	14.09
12.000	2	187,539	0.07	93,769	718	98.72	4,720	20.27
14.000	23	779,380	0.30	33,886	716	95.95	4,491	17.23
15.000	2	67,293	0.03	33,647	723	93.57	1,638	25.82
16.000	73	2,545,609	0.97	34,871	726	93.70	4,628	19.14
17.000	6	294,759	0.11	49,127	703	99.33	5,206	24.04
18.000	2,854	125,880,810	48.03	44,107	720	90.03	6,646	20.86
20.000	38	1,514,958	0.58	39,867	723	93.27	5,025	24.44
21.000	175	5,536,975	2.11	31,640	718	94.15	6,728	20.80
21.750	97	3,599,750	1.37	37,111	718	94.03	4,965	19.09
22.200	50	1,902,090	0.73	38,042	722	93.07	5,195	20.49
24.000	2,096	104,974,711	40.05	50,083	723	88.35	7,387	20.29
25.000	303	14,228,896	5.43	46,960	728	91.77	5,822	21.00
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

As of the cut-off date, the weighted average maximum loan rate of Group II Loans was approximately 20.893%.

Original Combined LTV Ratios of the Group II Loans

Range of Original Combined LTV Ratios (%)	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 10.00	1	$30,000	0.01%	$30,000	781	8.00%	$5,506
10.01 - 20.00	7	286,171	0.11	40,882	722	17.16	1,929
20.01 - 30.00	6	476,089	0.18	79,348	751	25.34	28,896
30.01 - 40.00	22	1,066,905	0.41	48,496	741	36.46	3,984
40.01 - 50.00	48	1,976,378	0.75	41,175	750	46.12	5,717
50.01 - 60.00	82	4,634,961	1.77	56,524	748	55.72	7,507
60.01 - 70.00	175	10,716,575	4.09	61,238	731	66.04	13,545
70.01 - 75.00	122	6,215,839	2.37	50,950	730	73.55	10,048
75.01 - 80.00	315	15,631,066	5.96	49,622	715	78.94	8,522
80.01 - 85.00	238	9,413,933	3.59	39,554	714	83.69	13,188
85.01 - 90.00	1,638	63,405,928	24.19	38,709	719	89.49	7,491
90.01 - 95.00	936	42,278,143	16.13	45,169	717	94.55	5,723
95.01 - 100.00	2,145	105,966,332	40.43	49,402	723	99.83	5,114
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824

At origination, the weighted average combined LTV ratio of the Group II Loans was approximately 89.68%.

Junior Ratio of the Group II Loans

Range of Junior Ratios (%)	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income
0.01 - 5.00	41	$715,726	0.27%	$17,457	718	78.32%	$12,555
5.01 - 10.00	349	8,720,608	3.33	24,987	716	82.31	12,757
10.01 - 15.00	1,387	50,536,533	19.28	36,436	718	87.41	8,752
15.01 - 20.00	2,867	134,754,129	51.41	47,002	722	95.85	5,794
20.01 - 25.00	443	22,630,749	8.63	51,085	716	87.56	6,688
25.01 - 30.00	248	15,243,403	5.82	61,465	710	85.52	5,777
30.01 - 35.00	143	9,059,355	3.46	63,352	725	79.74	5,918
35.01 - 40.00	93	7,252,441	2.77	77,983	733	77.66	10,167
40.01 - 45.00	56	3,857,166	1.47	68,878	744	79.15	5,323
45.01 - 50.00	40	3,337,661	1.27	83,442	746	79.74	5,923
50.01 - 55.00	16	1,081,322	0.41	67,583	738	71.65	5,631
55.01 - 60.00	7	724,108	0.28	103,444	753	64.39	4,109
60.01 - 65.00	1	145,998	0.06	145,998	757	78.00	4,250
65.01 - 70.00	4	112,527	0.04	28,132	715	69.16	3,942
70.01 - 75.00	7	1,332,172	0.51	190,310	777	65.14	14,874
75.01 - 80.00	1	25,000	0.01	25,000	743	79.00	7,417
80.01 - 85.00	1	41,256	0.02	41,256	754	71.00	3,513
95.01 - 100.00	31	2,528,166	0.96	81,554	739	58.09	3,059
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824

The preceding table excludes Group II Loans secured by first liens on the related mortgaged property. With respect to each Group II Loan secured by a second lien on the related mortgaged property, the junior ratio is the ratio of the original principal balance of such Group II Loan to the sum of (i) the original principal balance of such Group II Loan, and (ii) the unpaid principal balance of any senior lien at the time of the origination of such Group II Loan.

As of the cut-off date, the weighted average junior ratio of the Group II Loans was approximately 20.61%.

Remaining Term to Maturity of the Group II Loans
Range of Months Remaining to Scheduled Maturity	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1 - 96	1	$29,745	0.01%	$29,745	720	79.00%	$6,334	15.16%
97 - 108	1	41,256	0.02	41,256	754	71.00	3,513	81.13
109 - 120	6	233,435	0.09	38,906	719	76.17	6,812	41.81
121 - 144	19	612,681	0.23	32,246	736	72.33	6,511	28.41
145 - 156	39	1,185,936	0.45	30,409	726	78.99	6,088	27.91
157 - 168	25	689,354	0.26	27,574	750	79.50	7,205	22.74
169 - 180	3,951	181,671,983	69.31	45,981	722	90.14	6,931	19.91
181 - 288	101	2,543,437	0.97	25,183	727	80.53	6,537	25.11
289 - 300	916	42,908,259	16.37	46,843	718	89.32	7,755	19.89
301 or greater	676	32,182,233	12.28	47,607	723	90.67	5,034	23.80
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

As of the cut-off date, the weighted average remaining term to maturity of the Group II Loans was approximately 223 months.

Year of Origination of the Group II Loans
Year of Origination	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1996	2	$31,914	0.01%	$15,957	706	85.00%	$5,049	17.34%
1997	4	74,741	0.03	18,685	743	77.15	4,059	31.79
1998	3	86,313	0.03	28,771	675	81.03	4,575	24.48
1999	2	46,254	0.02	23,127	754	70.00	3,456	72.05
2000	8	134,970	0.05	16,871	707	68.34	6,055	47.71
2001	9	233,702	0.09	25,967	731	64.21	12,358	23.83
2002	84	2,386,290	0.91	28,408	731	82.40	5,709	26.07
2003	29	572,968	0.22	19,758	749	70.45	8,639	29.27
2004	111	3,825,467	1.46	34,464	718	85.93	6,638	21.15
2005	5,483	254,705,701	97.18	46,454	722	90.12	6,831	20.37
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

Geographic Distribution of the Mortgage Properties of the Group II Loans
State	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
California	1,001	$59,869,464	22.84%	$59,810	723	85.01%	$8,172	19.98%
Florida	584	27,021,918	10.31	46,270	721	89.49	7,677	20.67
Arizona	374	17,170,955	6.55	45,912	721	92.04	6,554	19.45
Washington	369	16,879,843	6.44	45,745	728	91.91	5,641	20.62
Michigan	419	16,149,901	6.16	38,544	717	93.28	5,519	21.23
Colorado	347	14,383,932	5.49	41,452	722	94.23	5,238	19.98
Virginia	253	13,817,200	5.27	54,613	720	90.10	6,312	20.41
Georgia	310	12,605,362	4.81	40,662	717	92.67	9,039	20.30
New Jersey	150	7,855,186	3.00	52,368	726	84.61	9,367	24.39
Nevada	129	6,921,241	2.64	53,653	724	91.05	6,437	18.39
Maryland	112	5,457,606	2.08	48,729	722	89.27	6,062	20.02
Other	1,687	63,965,711	24.41	37,917	721	91.33	5,746	21.45
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

(1) Other includes states and the District of Columbia with under 2% concentrations individually.

Property Type of the Group II Loans
Property Type	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Single Family Residence	3,715	$165,127,761	63.00%	$44,449	720	88.62%	$6,661	21.11%
PUD Detached	1,111	58,742,210	22.41	52,873	726	90.90	8,016	19.85
Condominium	523	21,475,996	8.19	41,063	724	92.09	5,646	20.25
PUD Attached	162	7,087,106	2.70	43,748	720	93.86	5,698	18.70
Multifamily (2-4 Units)	144	6,436,055	2.46	44,695	724	91.06	6,193	17.84
Townhouse	80	3,229,191	1.23	40,365	721	95.90	5,040	20.11
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

Lien Priority of the Group II Loans
Lien	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
1	31	$2,528,166	0.96%	$81,554	739	58.09%	$3,059	n/a
2	5,704	259,570,154	99.04	45,507	721	89.99	6,861	20.61
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

Occupancy Type of the Group II Loans
Occupancy Type	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
Primary	5,452	$253,495,952	96.72%	$46,496	721	89.76%	$6,759	20.75%
Second Home	87	3,202,435	1.22	36,810	739	84.77	11,326	15.62
Non-Owner Occupied	196	5,399,932	2.06	27,551	737	88.59	7,178	16.80
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

Principal Balances of the Group II Loans
Range of Principal Balances	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 25,000.00	1,520	$25,119,231	9.58%	$16,526	717	85.11%	$4,252	18.86%
25,000.01 - 50,000.00	2,409	88,662,087	33.83	36,805	717	91.32	4,699	18.59
50,000.01 - 75,000.00	1,043	63,969,442	24.41	61,332	719	92.02	6,092	20.06
75,000.01 - 100,000.00	491	43,677,019	16.66	88,955	723	91.41	8,255	21.94
100,000.01 - 125,000.00	114	12,861,961	4.91	112,824	729	90.46	8,548	23.19
125,000.01 - 150,000.00	71	9,945,928	3.79	140,083	734	87.84	11,061	26.12
150,000.01 - 175,000.00	25	4,034,105	1.54	161,364	734	88.12	10,823	26.44
175,000.01 - 200,000.00	42	8,082,820	3.08	192,448	743	78.58	16,327	28.43
200,000.01 - 225,000.00	8	1,692,128	0.65	211,516	753	79.45	11,644	34.08
225,000.01 - 250,000.00	6	1,452,110	0.55	242,018	722	82.96	11,500	29.51
250,000.01 - 275,000.00	2	501,487	0.19	250,743	746	72.63	36,498	39.61
300,000.01 or greater	4	2,100,000	0.80	525,000	772	69.90	31,000	33.74
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

As of the cut-off date, the average unpaid principal balance of the Group II Loans was approximately $45,701.54.

Gross Margins of the Group II Loans
Range of Gross Margins (%)	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
less than 0.000	19	$1,773,652	0.68%	$93,350	770	68.48%	$5,972	38.55%
0.000 - 0.000	75	3,720,023	1.42	49,600	750	66.67	12,884	28.05
0.001 - 0.500	337	16,549,492	6.31	49,108	745	75.90	7,314	25.70
0.501 - 1.000	530	27,506,661	10.49	51,899	733	76.79	9,675	26.42
1.001 - 1.500	700	30,334,263	11.57	43,335	727	87.23	7,280	19.59
1.501 - 2.000	970	40,416,488	15.42	41,666	736	91.89	7,385	17.80
2.001 - 2.500	877	40,682,246	15.52	46,388	735	94.87	6,178	18.79
2.501 - 3.000	775	36,136,922	13.79	46,628	712	94.81	6,473	18.54
3.001 - 3.500	531	25,041,015	9.55	47,158	707	96.75	5,746	19.31
3.501 - 4.000	445	19,805,991	7.56	44,508	694	97.60	4,998	19.83
4.001 - 4.500	314	13,424,715	5.12	42,754	682	97.38	4,751	19.22
4.501 - 5.000	136	5,618,277	2.14	41,311	663	97.44	4,604	21.29
5.001 - 5.500	24	1,019,914	0.39	42,496	663	97.63	5,013	19.03
5.501 or greater	2	68,659	0.03	34,330	660	73.97	5,420	16.67
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

Debt-to-Income Ratios of the Group II Loans
Range of Debt-to-Income Ratios	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Residual Income	Weighted Average Junior Ratio
0.01 - 5.00	5	$288,358	0.11%	$57,672	720	91.65%	$142,630	14.33%
5.01 - 10.00	18	769,750	0.29	42,764	712	87.74	31,913	16.26
10.01 - 15.00	28	1,247,504	0.48	44,554	755	83.77	25,613	19.55
15.01 - 20.00	85	2,977,469	1.14	35,029	729	85.62	14,594	19.58
20.01 - 25.00	215	9,006,442	3.44	41,890	732	85.11	12,931	22.95
25.01 - 30.00	481	20,479,892	7.81	42,578	730	87.93	10,707	21.37
30.01 - 35.00	832	35,250,907	13.45	42,369	725	89.56	7,610	20.69
35.01 - 40.00	1,459	67,967,272	25.93	46,585	719	89.61	6,531	19.72
40.01 - 45.00	1,721	81,324,097	31.03	47,254	720	90.15	5,185	20.71
45.01 - 50.00	807	38,258,274	14.60	47,408	719	91.48	4,158	21.26
50.01 - 55.00	83	4,393,355	1.68	52,932	724	91.58	4,076	19.69
55.01 or greater	1	135,000	0.05	135,000	690	90.00	0	26.59
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	$6,824	20.61%

As of the cut-off date, the weighted average debt-to-income ratio of the Group II Loans was approximately 39.16%.

Residual Income of the Group II Loans

Range of Residual Income	Number of Group II Loans	Cut-Off Date Principal Balance	% of Loan Group II by Cut-Off Date Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Combined LTV Ratio	Weighted Average Junior Ratio
Not Available	1	$135,000	0.05%	$135,000	690	90.00%	26.59%
less than 1,500	104	2,545,177	0.97	24,473	713	90.51	21.18
1,500 - 1,999	325	9,164,808	3.50	28,199	717	93.35	21.73
2,000 - 2,999	1,046	33,943,129	12.95	32,450	715	91.48	21.68
3,000 - 3,999	1,176	46,082,062	17.58	39,185	718	91.27	21.33
4,000 - 4,999	929	42,157,366	16.08	45,379	720	90.94	20.73
5,000 - 5,999	628	31,297,255	11.94	49,836	724	90.67	20.77
6,000 or greater	1,526	96,773,523	36.92	63,416	726	87.18	19.74
Total:	5,735	$262,098,319	100.00%	$45,702	722	89.68%	20.61%

As of the cut-off date, the weighted average residual income of the mortgagors for the Group II Loans was $6,824.

CSFB Contacts
	name	phone extension
Asset Finance:	Brendan J. Keane	(212) 325-6459
	John Herbert	(212) 325-2412
	Kenny Rosenberg	(212) 325-3587
	Ryan T. Stroker	(212) 325-0391
	Carrina Chan - Structuring	(212) 325-2384
	Pooja Pathak - Structuring	(212) 325-0616
	Kashif Gilani - Collateral	(212) 325-8697

Asset Backed Syndication:	Tricia Hazelwood	(212) 325-8549
	Melissa Simmons	(212) 325-8549
	Jim Drvostep	(212) 325-8549
	Garrett Smith	(212) 325-8549

Rating Agency Contacts
	name	phone extension
Moody's:	Tim Gildner	(212) 553-2919
S&P:	Jonathan Hierl	(212) 438-2555